                                                                   Exhibit 99.3



                              KELLY SERVICES, INC.
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     I, Terence E. Adderley, the Chairman and Chief Executive Officer of Kelly Services, Inc. (the "Company"), hereby state pursuant to Title 18, Chapter 63,
Section 1350 of the United States Code that:


     . the Quarterly Report on Form 10-Q filed by the Company this day with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     . the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       /s/ Terence E. Adderley
                                                       Terence E. Adderley
                                                       Chairman and
                                                       Chief Executive Officer
                                                       Kelly Services, Inc.